Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Louis Lipschitz and Christopher Kay and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Toys "R" Us, Inc. for the fiscal year ended February 3, 2001, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform such and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      This Power of Attorney may be executed in separate counterparts, each of which shall be an original, but all such counterparts shall together constitute one and the same instrument.

      IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the 6th day of March, 2001.

      Name                     Title                           Signature
      ----                     -----                           ---------
Michael Goldstein       Chairman of the Board            /s/ Michael Goldstein
                                                         -----------------------

RoAnn Costin            Director                         /s/ RoAnn Costin
                                                         -----------------------

John H. Eyler           Director                         /s/ John H. Eyler
                                                         -----------------------

Calvin Hill             Director                         /s/ Calvin Hill
                                                         -----------------------

Nancy Karch             Director                         /s/ Nancy Karch
                                                         -----------------------

Shirley Strum Kenny     Director                         /s/ Shirley Strum Kenny
                                                         -----------------------

Charles Lazarus         Director, Chairman Emeritus      /s/ Charles Lazarus
                                                         -----------------------

Norman S. Matthews      Director                         /s/ Norman S. Matthews
                                                         -----------------------

Arthur B. Newman        Director                         /s/ Arthur B. Newman
                                                         -----------------------